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                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                ---------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D) OF THE

                            SECURITIES EXCHANGE ACT OF 1934

                                    APRIL 2, 2002
                  ------------------------------------------------
                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                    HAGGAR CORP.
               (Exact name of registrant as specified in the charter)

            NEVADA                      0-20850                75-2187001
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        file number)       Identification Number)

                                 6113 LEMMON AVENUE
                                DALLAS, TEXAS  75209
           (Address of principal executive offices including zip code)

                                   (214) 352-8481
              (Registrant's telephone number, including area code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

a)      PREVIOUS INDEPENDENT ACCOUNTANT

(i) On April 1, 2002, the Audit Committee of the Board of Directors of Haggar Corp. ("the Company") appointed the accounting firm of PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending September 30, 2002, dismissing Arthur Andersen LLP, the independent accountant's previously engaged to audit the Company's financial statements.

(ii) The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with the Company's audits for the two most recent fiscal years and through April 1, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP which would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through April 1, 2002, there have been no reportable events (as defined in Regulation S-K
        Item 304(a) (1) (v)).

(v) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 1, 2002, is filed as Exhibit 16.1 to this Form 8-K.

b)      NEW INDEPENDENT ACCOUNTANTS

(i) The Registrant engaged PricewaterhouseCoopers LLP as its new principal independent accountants to audit the financial statements of the Company effective April 1, 2002. During the two most recent fiscal years and through April 1, 2002, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement with Arthur Andersen LLP, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (v) of Regulation S-K.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Not applicable

(b)     Not applicable

(c) Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 1, 2002.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 2, 2002
                              HAGGAR CORP.
                              (Registrant)


                              By:  /s/
                                 -----------------------------------------------
                                               David M. Tehle
                             (EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER)


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